                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                      ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X  ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement                    [  ] Confidential, For Use of the Commission
[X  ] Definitive Proxy Statement                          Only (as Permitted by Rule 14a-6(e)(2))
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      Franklin Life Variable Annuity Fund B
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X  ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

     [   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

     ---------------------------------------------------------------------------

                      FRANKLIN LIFE VARIABLE ANNUITY FUND B
                            NOTICE OF ANNUAL MEETING
                                       OF
                                 CONTRACT OWNERS


To the Contract Owners:

     PLEASE READ THE SPECIAL NOTICE AT THE BOTTOM OF THIS PAGE.

     Notice is hereby given that the annual meeting of the Contract Owners of Franklin Life Variable Annuity Fund B (the "Fund") will be held at the home office of The Franklin Life Insurance Company ("The Franklin"), #1 Franklin Square, Springfield, Illinois 62713, at 11:15 a.m., Springfield time, on April 21, 1997 for the purpose of considering and acting upon the following matters:

    (1) To elect four members of the Board of Managers of the Fund to serve until the next annual meeting and until their successors are elected and qualified;

    (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the ensuing fiscal year; and

    (3) To transact any other matters that may properly come before the meeting or any adjournment thereof.

     Contract Owners of record at the close of business on February 21, 1997 shall be eligible to vote at the meeting or any adjournment thereof. Contract Owners who do not expect to attend the meeting in person are requested to fill in and sign the accompanying proxy, which is solicited by the Board of Managers of the Fund, and to return it to the Fund immediately in the envelope provided for that purpose. The return of the proxy will not restrict or impair a Contract Owner's right to revoke it or to attend and vote personally at the meeting.

     SPECIAL NOTICE: In the past, the Fund has experienced difficulty in obtaining the quorum of votes necessary to conduct business at its annual meetings. The Board of Managers of the Fund therefore URGENTLY REQUESTS CONTRACT OWNERS TO SIGN AND RETURN THE ACCOMPANYING PROXY SO THAT THE NECESSARY QUORUM WILL BE OBTAINED.


                                 By Order of the Board of Managers





                                 Elizabeth E. Arthur, Secretary


Dated:  March 17, 1997

                      FRANKLIN LIFE VARIABLE ANNUITY FUND B

                     c/o The Franklin Life Insurance Company
                               #1 Franklin Square
                          Springfield, Illinois  62713

                                 PROXY STATEMENT

                        ANNUAL MEETING OF CONTRACT OWNERS

                                  APRIL 21, 1997

     This Proxy Statement is submitted to the Contract Owners of Franklin Life Variable Annuity Fund B (the "Fund") in connection with the solicitation by the Fund's Board of Managers of their proxies in the form enclosed for the annual meeting of the Contract Owners to be held at the home office of The Franklin Life Insurance Company ("The Franklin"), #1 Franklin Square, Springfield, Illinois 62713, at 11:15 a.m., April 21, 1997, and any adjournments thereof.

     Each Contract Owner receiving this Proxy Statement has previously been sent a copy of the Fund's annual report for the year ended December 31, 1996. The Fund will furnish, without charge, a copy of the Fund's annual report for the year ended December 31, 1996 to any Contract Owner upon request. Annual reports may be requested from The Franklin, Attention: Box 726, #1 Franklin Square, Springfield, Illinois 62713, or Contract Owners may call (800) 528-2011, extension 2550. Such report does not constitute any portion of the proxy soliciting materials.

     This Proxy Statement is first being sent to Contract Owners on or about March 17, 1997.

     Any Contract Owner submitting a proxy pursuant to this Proxy Statement may revoke that proxy at any time prior to the meeting by filing with the Secretary of the Fund either a duly executed written statement to that effect or a duly executed proxy bearing a later date. In addition, any such proxy may be revoked by a Contract Owner by personally attending the meeting and casting his votes in person. Unless so revoked or unless otherwise directed, the persons designated in the proxy (the "proxy committee") intend to cast all votes represented by all the proxies submitted pursuant to this Proxy Statement in favor of the nominees listed herein for election as members of the Board of Managers, for the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund and in the discretion of the proxy committee upon such other matters as may properly come before the meeting.

                               VOTING PROCEDURES

     As used in this Proxy Statement, the term "Contract" means any variable annuity contract, that depends in whole or in part on the investment performance of the Fund. Except in cases where someone other than the annuitant owns the Contract, the Contract Owner is the individual variable annuitant to whom a Contract is issued.

     SPECIAL NOTICE: In the past, the Fund has experienced difficulty in obtaining the quorum of votes necessary to conduct business at its annual meetings. The Board of Managers of the Fund therefore URGENTLY REQUESTS CONTRACT OWNERS TO SIGN AND RETURN THE ACCOMPANYING PROXY SO THAT THE NECESSARY QUORUM WILL BE OBTAINED.

     Only Contract Owners of record at the close of business on February 21, 1997 shall be eligible to vote at the meeting. As of that date, there were an aggregate of 18,434.947 votes entitled to be cast by Contract Owners.

     The following table sets forth certain information with respect to each person known by the Fund to be entitled to cast as much as 5% of the total voting power of the Fund as of February 21, 1997:


      Name and Address of Contract Owner           Number of Votes         Percent of Voting Power
      --------------------------------------       ---------------         -------------------------
      Mr. Gonzalo R. Reynoso                           856.646                        4.646
      Mrs. Juanita S. Reynoso                          877.199                        4.758
      553 Hackney Hill Street                       --------------                   -------
      Globe, AZ  85501                               1,733.845(1)                     9.404(1)

      Mr. Bob K. Tokiwa                              1,604.643 (2)                    8.704(2)
      1588 Creek Drive
      San Jose, CA  95125

      Mr. Harry J. Draper                            1,041.644                        5.650
      1810 Caymon
      Chesterfield, MO  63017

---------------------
     (1) In accordance with interpretations of the Securities and Exchange Commission of the concept of "beneficial ownership," Mr. Gonzalo R. Reynoso and Mrs. Juanita S. Reynoso might each be deemed to be the beneficial owner of the contract owned by the other.

     (2)  Mr. Bob K. Tokiwa owns two contracts, one of which is entitled to
          667.164 votes (3.619%) and the other of which is entitled to 937.479 votes (5.085%).

     No other person was known to the Fund to have been entitled as of February 21, 1997 to cast as much as 5% of the total voting power of the Fund.

     At the meeting, a quorum will exist if there is represented, either in person or by proxy, 35% of all votes available to Contract Owners as of the record date. The election of members of the Board of Managers and the ratification of the selection of Ernst & Young LLP will require a majority vote of the votes available to the Contract Owners present or represented at the meeting, assuming the presence of a quorum. Abstentions and withholding authority to vote will be counted as votes present or represented at the meeting but will not be counted as votes for ratification of the selection of Ernst & Young LLP or for the election of any member.

     The number of votes which a Contract Owner may cast as to any Contract, prior to the commencement of variable annuity payments measured by annuity units, is equal to the number of accumulation units credited to such Contract. After commencement of such payments, a Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the variable annuity obligations related to such Contract, divided by (ii) the value of an accumulation unit. Fractional votes will be counted.

               ITEM 1:      ELECTION OF THE BOARD OF MANAGERS OF THE FUND

     Four members of the Board of Managers are to be elected to serve until the next annual meeting of Contract Owners and until the election and qualification of their successors. The proxy committee intends to vote all proxies submitted pursuant to this Proxy Statement for the election of the nominees named below, except those nominees as to which authority to vote is withheld by the person executing the proxy. If any of the nominees shall be unable to serve, the votes represented by the proxies submitted pursuant to this Proxy Statement will be cast in the discretion of the proxy committee for such substitute nominee or nominees as shall be designated by the current Board of Managers.

     Dr. Robert C. Spencer has served on the Board of Managers of the Fund since
its organization in 1969.  Mr. Voth has served since 1981.    Mr. Greenwalt and
Mr. Robert G. Spencer have served since April of 1995. Dr. Robert C. Spencer and Mr. Robert G. Spencer are not related. All of the nominees were elected by the Contract Owners at their annual meeting in 1996.

     None of the nominees named below was a Contract Owner as of March 17, 1997. The Board of Managers does not have a nominating, compensation or audit committee or any other committee serving a similar function.

     The following table sets forth the names of the nominees, their ages, the positions now held by them with the Fund, the positions held by them with The Franklin and with Franklin Financial Services Corporation ("Franklin Financial"), the principal underwriter for the Contracts, their principal occupations during the past five years and certain directorships held by them. Where no commencement date for an individual's principal occupation is indicated in the following table, that individual has been engaged in the stated principal occupation for at least the past five years. Each of the nominees has consented to be named as such in this Proxy Statement and to serve on the Board of Managers if elected.


NOMINEE                    AGE              POSITION WITH         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
                                              THE FUND
Robert G. Spencer*          59              Chairman, Board        Officer of The Franklin; currently Vice President of
                                             of Managers           The Franklin.  Prior to 1996, Mr. Robert G. Spencer
                                                                   also served as Treasurer of The Franklin and Treasurer
                                                                   and Assistant Secretary of Franklin Financial.

Dr. Robert C. Spencer       76              Member, Board          Visiting Professor of Government, Montana State
                                             of Managers           University, since 1992; Professor of Government and
                                                                   Public Affairs, Sangamon State University prior
                                                                   thereto.

James W. Voth               66              Member, Board          Chairman, Resource International Corp., South Bend,
                                             of Managers           Indiana (marketing, manufacturing and engineering
                                                                   services to industry); prior to 1993, also President
                                                                   of Resource International Corp.

Clifford L. Greenwalt       64              Member, Board          Director, President and Chief Executive Officer,
                                             of  Managers          CIPSCO Incorporated (utility holding company);
                                                                   Director, President and Chief Executive Officer,
                                                                   Central Illinois Public Service Company, Springfield,
                                                                   Illinois (a subsidiary of CIPSCO Incorporated);
                                                                   Director, Electric Energy, Inc., Joppa, Illinois;
                                                                   Director, First of America Bank, Kalamazoo, Michigan;
                                                                   Director, First of America Bank - Illinois, N.A. (a
                                                                   subsidiary of First of America Bank).

     -----------------------------

     *Denotes the nominees who are "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund, The Franklin or Franklin Financial by reason of the current positions held by them as set forth in the above table.

     During 1996, there were four meetings of the Board of Managers of the Fund.

     The nominees named above also serve as members of the Board of Managers of Franklin Life Variable Annuity Fund A ("Fund A"), a separate account of The Franklin having similar investment objectives as the Fund but the assets of which are held with respect to variable annuity contracts accorded special tax treatment, and of Franklin Life Money Market Variable Annuity Fund C ("Fund C"), a separate account of The Franklin having investments in money market securities.

     Elizabeth E. Arthur is the Secretary to the Board of Managers of the Fund and has served since 1996. She has been a Vice President, Associate General Counsel and Assistant Secretary of The Franklin since 1986. She also serves as Secretary to the Board of Managers of Fund A and Fund C. Ms. Arthur is 42 years old.

     The following table sets forth a summary of compensation paid for services to the Fund and certain other entities that are deemed to be part of the same "fund complex" in accordance with the proxy rules of the Securities and Exchange Commission (the "Commission") to all members of the Board of Managers for the year ended December 31, 1996. Pursuant to the terms of its agreement to assume certain of the Fund's administrative expenses, The Franklin pays all compensation received by the members of the Board of Managers and the officers of the Fund. Members of the Board of Managers or officers of the Fund who are also officers, directors or employees of The Franklin do not receive any remuneration for their services as members of the Board of Managers or officers of the Fund. Other members of the Board of Managers received a fee of $1,400 for the year and, thus, the aggregate direct remuneration of all such members of the Board of Managers was $4,200 during 1996. It is currently anticipated that the annual aggregate remuneration of such members of the Board of Managers to be paid during 1997 will not exceed $4,200.


                                                                  Total Compensation Relating
              Name of Person,        Aggregate Compensation        to Fund and Fund Complex
                 Position               Relating to Fund             Paid to Each Member
     Each member of the Board of
     Managers (except Robert G. Spencer)     $1,400(1)                 $4,200(1)(2)


(1) Paid by The Franklin pursuant to an agreement to assume certain Fund administrative expenses.
(2) Includes amounts paid by The Franklin to members of the Boards of Managers of Fund A and Fund C who are not officers, directors or employees of The Franklin for service on such Boards of Managers.

     THE BOARD OF MANAGERS RECOMMENDS THAT CONTRACT OWNERS VOTE FOR THE ELECTION OF MESSRS. GREENWALT, ROBERT G. SPENCER AND VOTH AND DR. ROBERT C. SPENCER.

          ITEM 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Subject to ratification by the Contract Owners, the Board of Managers has selected the firm of Ernst & Young LLP as the independent auditors for the Fund to serve for the ensuing year. That firm also serves as the independent auditors for The Franklin and its parents and subsidiaries, for Fund A and Fund C, described above, and for three separate accounts of The American Franklin Life Insurance Company, a wholly-owned subsidiary of The Franklin. Ernst & Young LLP has no direct or indirect interest in the Fund or in The Franklin or its subsidiaries.

     On February 22, 1995, the Fund terminated the engagement of Coopers & Lybrand L.L.P. as the independent accountants for the Fund for periods beginning on or after January 1, 1995. On February 22, 1995, Ernst & Young LLP was selected to audit the financial statements of The Franklin and the Board of Managers decided to retain Ernst & Young LLP as a matter of efficiency for the fiscal year ended December 31, 1995. The selection of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ended December 31, 1995 was ratified by the Contract Owners at their annual meeting in 1995.

     During the audit of the Fund's financial statements for the year ended December 31, 1994, there was no disagreement between the Fund and Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement, if not resolved to the satisfaction of

Coopers & Lybrand L.L.P., would have caused Coopers & Lybrand L.L.P. to make reference in connection with its report to the subject matter of the disagreement.

     The report of Coopers & Lybrand L.L.P. on the financial statements of the Fund for the year ended December 31, 1994 did not contain an adverse opinion or a disclaimer of opinion nor was such report qualified as to uncertainty, audit scope or accounting principles.

     It is not contemplated that a representative of Ernst & Young LLP will be present at the annual meeting of Contract Owners.

     THE BOARD OF MANAGERS RECOMMENDS THAT CONTRACT OWNERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT AUDITORS.

                       INFORMATION CONCERNING THE FRANKLIN

     The Franklin acts as investment manager to the Fund pursuant to an Investment Management Agreement between the Fund and The Franklin executed on January 31, 1995. That agreement was approved by the Contract Owners of the Fund at the annual meeting of the Fund held April 17, 1995, having been submitted for approval in accordance with the 1940 Act as a result of the termination, by its terms and by operation of law, of a prior Investment Management Agreement upon the transfer to American General Corporation ("American General") of all of the issued and outstanding shares of common stock of The Franklin. This agreement was continued to January 31, 1998 by the Board of Managers at its meeting on January 20, 1997.

     The Franklin is a wholly-owned subsidiary of AGC Life Insurance Company, which in turn is a wholly-owned subsidiary of American General. The address of AGC Life Insurance Company is The American General Center, Nashville, Tennessee 37250. The address of American General is 2929 Allen Parkway, Houston, Texas 77019. American General has advised the Fund that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of January 29, 1997.

                     PRINCIPAL UNDERWRITER FOR THE CONTRACTS

     Franklin Financial serves as the "principal underwriter" (as that term is defined in the 1940 Act) for the Contracts, pursuant to a Sales Agreement with the Fund. Franklin Financial is a wholly-owned subsidiary of The Franklin, and all of Franklin Financial's directors and substantially all of its executive officers are also directors or officers of The Franklin. The address of Franklin Financial is #1 Franklin Square, Springfield, Illinois 62713.

     In the case of periodic stipulated payment variable annuity contracts, a deduction is made from each periodic payment for sales and administrative expenses, which varies depending upon the length of the stipulated payment period agreed upon in the contract and the contract year with respect to which the payment is scheduled to be made. Over the entire life of a 12-year periodic stipulated payment variable annuity contract, total deductions equal to 4.33% of all periodic payments are made for sales expenses and total deductions equal to 4.67% of all periodic payments are made for administrative expenses (for a combined total of 9%). During the first four years of a 12-year contract, however, combined total deductions amount to 17.65%. In the case of a single stipulated payment variable annuity contract, a deduction equal to 5% of the total single payment is made for sales expenses and a deduction of $100 is made for administrative expenses (for a combined total, in the case of the minimum stipulated payment variable annuity contract sold, of 9%). During 1996, the amount received by Franklin Financial under the Fund's Sales Agreement in respect of sales expenses was $370. Deductions for administrative expenses are made pursuant to an Administrative Agreement between the Fund and The Franklin and aggregated $632 in 1996.

                          PROPOSALS BY CONTRACT OWNERS

     Proposals by Contract Owners intended to be presented at the next annual meeting of Contract Owners to be held in 1998 must be received by the Secretary to the Board of Managers of the Fund at the home office of The Franklin, #1

Franklin Square, Springfield, Illinois 62713 on or before November 17, 1997, in order to be included in the proxy statement and form of proxy relating to such meeting. Contract Owners intending to present any such proposal should refer to the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

                                     GENERAL

     The Board of Managers is not aware of any matter which is to be presented for action at the meeting except the matters set forth herein. Should any other matter be presented for action at the meeting, the enclosed proxy confers upon the proxy committee authority to cast the votes represented by that proxy in accordance with its best judgment in the interest of the Fund.

     The accompanying proxy is solicited by and on behalf of the Board of Managers of the Fund. Solicitation of proxies will be made by the use of the mails, except that officers and regular employees of The Franklin may make solicitations of proxies by telephone or telegram and by personal calls. The entire cost of such solicitation is to be borne by The Franklin pursuant to its agreement to bear the administrative expenses of the Fund.


                                        By Order of the Board of Managers





                                        Elizabeth E. Arthur, Secretary


Dated:  March 17, 1997

                                                                        APPENDIX

                           PROXY OF CONTRACT OWNER OF

                      FRANKLIN LIFE VARIABLE ANNUITY FUND B

                      PROXY SOLICITED BY BOARD OF MANAGERS


     The undersigned Contract Owner of Franklin Life Variable Annuity Fund B (the "Fund"), having received Notice of the Annual Meeting of Contract Owners of the Fund and the Proxy Statement accompanying such notice, each dated March 17, 1997, hereby constitutes and appoints Robert G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the annual meeting of Contract Owners of the Fund to be held at the home office of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois, on April 21, 1997, at 11:15 a.m., and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     The undersigned hereby revokes any and all proxies with respect to all votes entitled to be cast by the undersigned previously given by the undersigned. The proxies will vote in the manner directed herein. The Board of Managers of the Fund recommends that this proxy be marked FOR the election of all the nominees listed below, and FOR ratification of the selection of Ernst & Young LLP as the independent auditors for the Fund. IF NO CONTRARY INDICATION IS MADE, THE PROXIES WILL VOTE PURSUANT TO THE RECOMMENDATION OF THE BOARD OF MANAGERS. This proxy may be revoked (i) at any time prior to the annual meeting by executing a subsequent proxy or by notifying the Secretary of the Fund in writing, or (ii) by voting in person at the meeting.

     (A)  Election of the Board of Managers of the Fund for the ensuing year:

     / /  for all nominees listed below         /  / authority withheld to vote
          (except as indicated                       for all nominees listed
          in the space below)                        below

               Clifford L. Greenwalt; Dr. Robert C. Spencer; Robert G. Spencer; James W. Voth

               (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------
     (B) Ratification of the selection of Ernst & Young LLP as the independent auditors for the Fund for the ensuing year:
          /  /  for             /  / against       /  /  abstain

     (C) In the discretion of the proxies, upon such other matters as may properly come before the meeting or any adjournment thereof.


Dated:                         , 1997
      -----------------------
                                          -----------------------------------
                                             Signature of Contract Owner